UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2021

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	Regulation FD Disclosure.

In connection with the Agreement of Contribution and Subscription, dated February 25, 2021, among AT&T Services, Inc., AT&T MVPD Holdings, LLC (formerly named V HoldCo LLC), DIRECTV Entertainment Holdings LLC (the “Company,” formerly named V OpCo LLC) and TPG VIII Merlin Investment Holdings, L.P., previously disclosed and described in further detail in the Current Report on Form 8-K, filed by AT&T Inc. (“AT&T” or “us”) with the Securities and Exchange Commission on February 25, 2021, the Company intends to make a payment to AT&T or one of its affiliates using, among other sources, net proceeds from debt financing that may include the issuance of senior secured notes in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and entry into a new credit agreement.

In connection with the contemplated debt financing referenced above, the following preliminary information regarding operational performance of the Company for the three and six month periods ended June 30, 2021 will be made available to prospective purchasers of notes and lenders under the credit agreement. Because the reporting period for the second quarter of 2021 has recently ended, the preliminary operational information presented below for the three and six months ended June 30, 2021 reflects assumptions and estimates based only upon preliminary information available to us as of the date of this report. During the course of our financial statement closing process, we may identify items that would require us to make material adjustments to the information described below. As such, this preliminary information should not be viewed as a substitute for our actual results when reported and may be subject to changes and, therefore, we caution you that such estimates are subject to risks and uncertainties, including possible adjustments. See “Cautionary Statement Regarding Forward-Looking Statements” below. Figures provided for the Company include subscriptions to DIRECTV, AT&T TV and U-verse TV. References to DIRECTV, AT&T TV or U-verse TV refer solely to the service(s) mentioned and not to the Company as a whole.

•	Subscriber trends (information in 000’s):

•	Aggregate premium video gross additions for the second quarter of 2021 were 492, an improvement of 2% from the aggregate gross additions of 481 for the corresponding quarter of 2020.

•	Aggregate premium video net additions for the second quarter of 2021 were (473), an improvement of 47% from the aggregate net additions of (887) for the corresponding quarter of 2020.

•

The Company’s aggregate premium video subscriptions at the end of the second quarter of 2021 were 15,412, a decrease of 13% from the Company’s aggregate subscriptions of 17,712 for the corresponding quarter of 2020.

•

DIRECTV churn, which is calculated by dividing the aggregate number of subscribers who disconnected service (inclusive of cancellations, migrations, and transfers) during a month by the average number of subscribers in that month, showed strong momentum in the second quarter of 2021. The DIRECTV churn for the second quarter of 2021 was 1.87%, an improvement of 22% from the DIRECTV churn of 2.42% for the corresponding quarter of 2020. The churn rate for a given period is equal to the average of the churn rates for each month of that period. The Company’s presentation of churn differs from the historical presentation of churn by AT&T in the following respects: (i) the Company calculates churn based on the average number of subscribers for a specified period rather than the number of subscribers at the beginning of such period and (ii) the Company’s calculation of churn is inclusive of all disconnections, including cancellations, migrations and transfers, rather than solely cancellations of service.

•	The table below presents churn for DIRECTV on a monthly basis going back to January 2020.

DIRECTV Churn %
January 2020	2.70%
February 2020	2.66%
March 2020	2.56%
April 2020	2.33%
May 2020	2.43%
June 2020	2.49%
July 2020	2.31%

August 2020	2.37%
September 2020	1.68%
October 2020	2.12%
November 2020	1.93%
December 2020	2.14%
January 2021	2.23%
February 2021	2.17%
March 2021	2.23%
April 2021	2.00%
May 2021	1.79%
June 2021	1.83%

The information contained under this Item 7.01 in this Current Report on Form 8-K (this “Report”) is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect AT&T’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements. Forward looking statements are not guarantees of timing, future results or performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although AT&T believes that the expectations reflected in any forward looking statements it makes are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward looking statements due to a variety of risks and uncertainties. The statements herein are made only as of the date of this filing, even if subsequently made available by AT&T on its website or otherwise. AT&T assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Additional information concerning potential factors that could affect AT&T’s financial results are included in AT&T’s Form 10-Q for the quarter ended March 31, 2021, AT&T’s Form 10-K for the year ended December 31, 2020 and AT&T’s other periodic reports filed with the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: July 15, 2021	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer

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